Exhibit 1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of December 16, 2011

BRANDON LIMITED PARTNERSHIP NO. 1

By:	/s/ Rodney C. Sacks
Name: Rodney C. Sacks
Title: General Partner

BRANDON LIMITED PARTNERSHIP NO. 2

By:	/s/ Rodney C. Sacks
Name: Rodney C. Sacks
Title: General Partner

HRS HOLDINGS, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings IV, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings V, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings VI, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings VII, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings VIII, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings IX, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings X, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings XI, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

Hilrod Holdings XII, L.P.

By:	/s/ Hilton H. Schlosberg
Name: Hilton H. Schlosberg
Title: General Partner

The RCS 2008 Grantor Retained Annuity Trust

By:	/s/ Rodney C. Sacks
Name: Rodney C. Sacks
Title: Trustee

The RCS 2009 Grantor Retained Annuity Trust

By:	/s/ Rodney C. Sacks
Name: Rodney C. Sacks
Title: Trustee

The RCS Direct Grantor Retained Annuity Trust

By:	/s/ Rodney C. Sacks
Name: Rodney C. Sacks
Title: Trustee

The RCS Direct Grantor Retained Annuity Trust #2

By:	/s/ Rodney C. Sacks
Name: Rodney C. Sacks
Title: Trustee

/s/ Rodney C. Sacks
RODNEY C. SACKS

/s/ Hilton H. Schlosberg
HILTON H. SCHLOSBERG